SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 16, 2004
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                       HAYES LEMMERZ INTERNATIONAL, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                   000-50303                 32-0072578
 --------------------------------   ---------------         -------------------
 (State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)



               15300 CENTENNIAL DRIVE, NORTHVILLE, MICHIGAN 48167
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



                                 (734) 737-5000
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On January 15, 2004, Hayes Lemmerz International, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7(C).  EXHIBITS.


Exhibit No.       Exhibit

99.1              Press release of the Company dated January 15, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HAYES LEMMERZ INTERNATIONAL, INC.


                                            By:   /s/  Patrick C. Cauley
                                                  ----------------------------
                                                  Patrick C. Cauley
                                                  General Counsel & Secretary

Dated: January 16, 2004

                                 EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press release of the Company dated January 15, 2004.

                                                                 EXHIBIT 99.1


        HAYES LEMMERZ INTERNATIONAL EXPANDS ITS ALUMINUM WHEEL PRESENCE


NORTHVILLE, MI - JANUARY 15, 2004 - Hayes Lemmerz International, Inc. (NASDAQ:
HAYZ) announced today that it purchased certain assets from Hayes Wheels de Mexico, S.A. de C.V. and sold its equity interest in Hayes Wheels de Mexico S.A. de C.V., to DESC, S.A. de C.V. (NYSE: DES).

Under terms of the agreement, Hayes Lemmerz purchased certain assets from Hayes Wheels Aluminio, S.A. de C.V., which operated a cast aluminum wheel plant in Chihuahua, Mexico. The Chihuahua aluminum wheel plant has been renamed "Hayes Lemmerz Aluminio, S. de R.L. de C.V." and will be part of Hayes Lemmerz' International Wheel Group. Hayes Lemmerz also sold its 40% equity interest in Hayes Wheels de Mexico to DESC, which owned a majority interest in the joint venture.

"We view this transaction as a key step in our strategy to focus on the growth market for aluminum wheels. We will continue to work closely with our customers to enhance our relationships and continue to strengthen our operations for continued high quality production," said Fred Bentley, President of Hayes Lemmerz' International Wheel Group.


Hayes Lemmerz International, Inc. is a world leading global supplier of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 44 plants and approximately 11,000 employees worldwide.

THIS PRESS RELEASE INCLUDES FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH REPRESENT THE COMPANY'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS THAT INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS RELEASE ARE FORWARD LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN SUCH FORWARD LOOKING STATEMENTS INCLUDE THE FACTORS SET FORTH IN OUR PERIODIC REPORTS FILED WITH THE SEC. CONSEQUENTLY, ALL OF THE FORWARD LOOKING STATEMENTS MADE IN THIS PRESS RELEASE ARE QUALIFIED BY THESE AND OTHER FACTORS, RISKS AND UNCERTAINTIES.

CONTACTS:
     Marika P. Diamond
     Hayes Lemmerz International, Inc.
     (734) 737-5162